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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement of Lydall, Inc. on Forms S-8, as amended (File No. 33-93768) of our report dated February 29, 2000, relating to the consolidated financial statements and financial statement schedule of Lydall, Inc. which appear in this Annual Report on Form 10-K.

/s/ PricewaterhouseCoopers LLP

Hartford, CT

March 30, 2000